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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K
                                  -------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JULY 13, 2004
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                  ------------

                           ACACIA RESEARCH CORPORATION
             (Exact name of Registrant as specified in its Charter)


         Delaware                                                95-4405754
         --------                                                ----------
(State or Other Jurisdiction                                  (I.R.S. Employer
       of Incorporation)                                     Identification No.)

                                    000-26068
                                    ---------
                                   (Commission
                                  File Number)

                            500 Newport Center Drive,
                         Newport Beach, California 92660
                    (Address of Principal Executive Offices)


                                 (949) 480-8300
               Registrant's telephone number, including area code


                                 Not Applicable
          (Former Name or Former Address, if Changed since Last Report)



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ITEM 7. EXHIBITS.

         (c)      Exhibits.

                  99.1     Press Release dated July 13, 2004 of the Registrant.


ITEM 9. REGULATION FD DISCLOSURE.

         On July 13, 2004, Acacia Research Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     ACACIA RESEARCH CORPORATION


Date:  July 13, 2004                 By: /S/ PAUL R. RYAN
                                     -------------------------------------------
                                     Name:  Paul R. Ryan
                                     Title: Chairman and Chief Executive Officer



















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                                  EXHIBIT INDEX




EXHIBIT NUMBER            DESCRIPTION
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   99.1                   Press Release dated July 13, 2004, of the Registrant.





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